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                                                                   EXHIBIT 10.33


                              UOL PUBLISHING, INC.
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


      THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated this 29th day of June 1998 by and among UOL Publishing, Inc., a Delaware corporation (the "Company"), the Series C Holders (as defined below) and the Series D Holders (as defined below). The Series C Holders and Series D Holders are collectively referred to hereinafter as the "Investors," and each individually as an "Investor."

      WHEREAS, the Company and the holders of Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Stock") and certain warrants (the "Warrants") to purchase shares of the Company's Common Stock (the "Series C Holders") are parties to a Series C Preferred Stock and Warrant Purchase Agreement dated March 27, 1998 (the "Series C Purchase Agreement"); and

      WHEREAS, pursuant to the terms of the Series C Purchase Agreement, the Company and the Series C Holders entered into that certain Registration Rights Agreement dated March 31, 1998 (the "Original Rights Agreement"); and

      WHEREAS, pursuant to the terms of a Series D Preferred Stock Purchase Agreement dated as of the date hereof by and among the holders (the "Series D Holders") of Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Stock"), the Company now desires to issue to the Series D Holders shares of the Company's Series D Stock, which will be convertible into shares of the Company's Common Stock (such shares of Common Stock issuable upon conversion of the Series D Stock, together with the shares of Common Stock issuable upon conversion of the Series C Stock and shares of Common Stock issuable upon exercise of the Warrants being sometimes collectively referred to herein as the "Shares"); and

      WHEREAS, Section 10(h) of the Original Rights Agreement provides that such agreement may be amended with the written consent of the Company and the holders of not less than 50% of the Shares (as defined therein) affected thereby; and

      WHEREAS, to induce certain of the Investors to purchase Series D Stock, the Company desires to amend and restate in its entirety the Original Rights Agreement in order to add the Series D Holders as parties and to grant registration rights to the Series D Holders as hereinafter provided in this Agreement.

      NOW, THEREFORE, in consideration of the mutual premises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:

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      1.    Demand Registration Rights.  At any time on or after the date hereof, but not more than once, the holders of Shares that have not had their registration rights hereunder lapse as set forth in Section 9 hereof (the "Registrable Securities") representing not less than 33 1/3% of the Registrable Securities may deliver to the Company one written demand that the Company effect a registration under the Securities Act of at least the greater of 30% of the Registrable Securities or Registrable Securities with an aggregate price to the public of not less than $2,000,000.00 for the purpose of sale in the manner specified in such demand. Such demand shall also specify the number of Registrable Securities that such holders wish to have so registered. The Company shall, within 10 days of receipt of such demand, give written notice to all other holders of Registrable Securities of such demand. Any such holder may, within 30 days of its receipt of such notice from the Company, give a written notice (the "Inclusion Notice") to the Company specifying the number of Registrable Securities which such holder wishes to include in such registration. The Company shall prepare and file a registration statement on any available form of registration statement, for the public sale of the Registrable Securities that are identified in and in accordance with the demand and all Inclusion Notices as soon as practicable; provided, however, that if the Company shall furnish to the holders of Registrable Securities (the "Holders") a certificate signed by the Chairman or President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for a registration statement to be filed, then the Company's obligation to file a registration statement shall be deferred once for a reasonable period not to exceed 180 days from the date of such request. Upon written notice from the Company to the Holders delivered within 30 days of a demand to register Registrable Securities under this Section 1, the Holders' right to demand registration pursuant to this Section 1 shall be suspended during the period commencing 90 days before the date estimated in writing by the Company to be the date of filing of a registration statement, and ending six months following the effective date (or withdrawal date) of a registration statement, for an underwritten public offering of the Common Stock.

      All Holders proposing to distribute securities through any such registration shall enter into an underwriting agreement with the managing or lead managing underwriter in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree. If any Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing or lead managing underwriter. Any Registrable Securities so withdrawn from such underwriting shall be withdrawn from such registration.

      Whenever a registration is demanded pursuant to this Section 1, unless a managing or lead managing underwriter objects thereto, the Company may include in such registration securities for offering by the Company and any other holder of securities, it being understood, however, that the Company's and such other holder's right of inclusion in such registration shall be subordinate to, and not pari passu with, the rights of the Holder who delivers such demand or deliver to the Company Inclusion Notices under this Section 1.

      If the managing underwriter thereof determines that the total number of shares of the Common Stock to be sold in such offering shall be limited due to market conditions or otherwise, the reduction in the total number of shares offered shall be made by first excluding any shares of

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selling stockholders who are not holders of contractual rights to have such shares registered under the Securities Act, then, if necessary, by reducing the total number of shares to be sold by the Company, and then, if necessary, by excluding pro rata (based on the number of Registrable Securities held) the Registrable Securities to be sold by the Holders demanding such registration.

      2. Incidental Registration. If the Company at any time proposes to register any of its securities under the Securities Act (other than a registration effected on either Form S-4 or Form S-8) for the purpose of selling such securities to the public whether for its own account or for the account of any of its security holders or both, the Company shall each such time give written notice to the Holders of its intention so to do. Upon the written request by Holders given within 15 days after such notice (which request shall state the number of Registrable Securities to be disposed of), the Company will use reasonable efforts to cause promptly all Registrable Securities of which registration is requested to be registered or qualified under the Securities Act or any other applicable federal or state law or regulation so as to permit the sale or other disposition thereof in accordance with the Holders' written request. The Company will keep effective and maintain any registration or qualification specified in this Section 2 for such period (not exceeding 120 days) as may be reasonably necessary to effect such sale or disposition in accordance with the Holders' written request. If the registration is to be effected in connection with an underwritten offering,

            (i) the Holders participating in such registration shall be required to sell through the underwriter;

            (ii) the Holders participating in such registration (together with the Company) shall enter into an underwriting agreement with the managing underwriter in the form customarily used by such underwriter; and

            (iii) if the managing underwriter thereof determines that the total number of shares of the Common Stock to be sold in such offering should be limited due to market conditions or otherwise, the reduction in the total number of shares offered shall be made by first excluding any shares of selling stockholders who are not holders of contractual rights to have such shares registered under the Securities Act, and then, if necessary, by excluding pro rata (based on the number of securities requested to be included in such registration) the shares to be sold by the Holders and other securityholders of the Company with similar rights, before any reduction is made in the total number of shares to be sold pursuant thereto by the Company.

      3. Registration Statement Information Relating to Holders. The Holders shall promptly upon receipt of written request provide the Company or any underwriter or counsel participating or otherwise involved in such registration with any information relating to the Holders or the Registrable Securities that is reasonably required to be included in the registration statement or the prospectus, or any amendment thereof, relating to such offering or required to cause the registration to be declared and remain effective. Such information shall be submitted in writing, signed by the applicable Holders, or a duly authorized representative or agent thereof, and shall state that the information is submitted specifically for the purpose of inclusion in the

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registration statement, prospectus, offering circular or other document related to the registration or qualification of the Registrable Securities pursuant to
Section 1 or 2. If the Holders shall fail at least one week prior to effectiveness of the Registration Statement to provide such information, the Company may exclude from such registration the Registrable Securities requested by the Holders to be included therein.

      4. Registration Procedures. If and whenever the Company is required to effect the registration of any Shares pursuant to Section 1 or 2, the Company will:

            (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become and remain effective as provided herein; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than 120 days;

            (b) immediately notify each Holder who has included Registrable Securities in the registration, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and if it is necessary, in the opinion of counsel to the Company, to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the Holders if the registration is effected in connection with an offering which is not underwritten, but in no event for more than (i) 120 days after the effective date of a registration that is not underwritten or that is underwritten on a best efforts basis, or (ii) for as long a period as is customary and is required by the underwriter in the case of a firmly underwritten offering;

            (c) furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus and any amendments and any supplements thereto, in conformity with the requirements of the Securities Act, as the Holders may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holders;

            (d) use reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdictions within the United States as the Holders shall reasonably request to enable the Holders to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities owned by the Holders, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any

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jurisdiction in which it would not be required to so qualify but for such registration or qualification, (ii) to subject itself to taxation in any such jurisdiction, or (iii) to consent to general service of process in any such jurisdiction;

            (e) use its best efforts to furnish to each Holder who has included Registrable Securities in the registration a signed counterpart, addressed to such Holder, of (i) an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement, and (ii) a "cold comfort" letter signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement dated the date of effectiveness of the registration statement and the date of the closing under the underwriting agreement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letters, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of the accountants' letters, such other financial matters as such Holders may reasonably request;

            (f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

            (g) use its best efforts to list such Registrable Securities on each securities exchange or over-the-counter market on which shares of Common Stock are then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange and, if shares of Common Stock are not then listed on a securities exchange or over-the-counter market, to use its best efforts to cause such Registrable Securities to be listed on such securities exchange or over-the-counter market as the managing or lead managing underwriter shall reasonably request;

            (h) use its best efforts to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

            (i) issue to any underwriter to which any Holder may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates evidencing such Registrable Securities without restrictive legends.

      If requested by the managing or lead managing underwriter for any underwritten offering that includes any Registrable Securities, the Company will enter into an underwriting agreement with the underwriters of such offering, such agreement to contain such representations and warranties by the Company and such other terms and conditions as are contained in underwriting agreements customarily used by such managing or lead managing underwriter with such changes as the parties thereto shall agree, including, without limitation, provisions relating to indemnification and contribution in lieu thereof.

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      During the effective period of any registration statement covering
Registrable Securities, the Holders will not effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus until the Holders receive written notice from the Company that the registration statement or prospectus has been corrected or updated.

      At the end of the effective period of any registration statement covering any Registrable Securities, the Holders shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and the Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

      5. Expenses of Registration. Subject to the requirements of otherwise applicable state blue sky laws, all expenses incurred in effecting registration of any Registrable Securities pursuant to Section 1 or 2, including without limitation, all registration, qualification and filing fees, printing expenses, expenses of compliance with blue sky laws, reasonable fees and disbursements of counsel for the Company, and of one counsel to represent all of the participating securityholders requesting registration and expenses of any audits incidental to or required by any such registration, shall be borne by the Company, provided that the commissions and discounts of the underwriters applicable to the Registrable Securities shall be borne by the Holders whose Registrable Securities are being registered pursuant to such registration, pro rata according to the value of their Registrable Securities sold under such registration.

      6.    Indemnification.

            (a) The Company will indemnify each Holder joining in a registration and each underwriter and selling broker for such Holder and each officer and director of the Holder and each person, if any, who controls any such Holder or any such underwriter or broker within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, expenses and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary prospectus or amended preliminary prospectus or in the prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) as such may be amended or supplemented from time to time or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder or any state securities laws or regulations applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder and each such underwriter, broker and controlling person for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not

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be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company in an instrument executed by such Holder or underwriter for the Holder or any representative of such Holder or underwriter for the Holder and stated to be specifically for use therein.

            (b) Each Holder joining in a registration will indemnify the Company and its officers and directors, each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors and any underwriter for the Company for such registration and each other Holder against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary prospectus or amended prospectus or in the prospectus, offering circular or other document incident to any registration statement, qualification or compliance (or in any related registration statement, notification or the like) as such may be amended or supplemented from time to time or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Company and each other person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in conformity with written information (including, without limitation, written negative responses to inquiries) furnished to the Company specifically for inclusion in the prospectus, offering circular, or other document incident to the registration statement by an instrument duly executed by such Holder or its representatives, and as to which the Company had no actual knowledge. Notwithstanding the foregoing, the liability of each Holder under this paragraph
(b) shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of its shares in such registration, unless such liability arises out of or is based on willful conduct by such Holder.

            (c) Each party entitled to indemnification hereunder (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense, and provided, further, that the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 except to the extent that the omission results from a failure of actual notice to the Indemnifying Party by the Indemnified Party and such Indemnifying Party is damaged solely as a result of the failure to give notice; and provided further, however, that the Indemnifying Party shall not be entitled to assume the defense for matters as to which there is, in the opinion of counsel to the Indemnified Party, a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to

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entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

            (d)   The payments with respect to any indemnity required by this
Section 6 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, upon submission of supporting invoices or other claims for payment, including any calculations necessary to pro-rate any amounts payable pursuant to the indemnity.

      7.    Contribution.

            (a) If the indemnification provided for in Section 6 hereof is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement) of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Investor agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section 7 or in Section 6 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

            (b) Notwithstanding anything to the contrary contained herein, the obligation of each Holder to contribute pursuant to this Section 7 is several and not joint and no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the shares of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue statement (or alleged untrue statement) or omission (or alleged omission).

            (c) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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      8.    Rule 144 Requirements.  The Company shall make whatever filings with the Commission or otherwise and undertake to make publicly available and available to the Holder, pursuant to Rule 144 of the Commission under the Securities Act (or any successor rule or regulation), such information as is necessary to enable the Holder to make sales of Registrable Securities pursuant to that Rule. The Company shall furnish to the Holder, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

      9. Survival and Termination of Rights. The agreements and covenants contained in this Agreement shall be continuing and shall survive any conversion of any shares of the Series C Stock, Series D Stock or exercise of the Warrants. However, the rights of any particular Holder to cause the Company to register its Registrable Securities hereunder shall terminate with respect to such securities and such securities shall no longer be deemed to be Registrable Securities following a public sale of such Registrable Securities under the Securities Act or at such time as such Holder is able to dispose of all of its Registrable Securities in one three-month period pursuant to the provisions of Rule 144(k).

      10.   Miscellaneous.

            (a) Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties with respect to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            (b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware.

            (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (d) Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            (e) Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by telecopier or five days after deposit with the United States postal authorities, by first-class mail, postage prepaid, addressed (i) if to the Company, at:

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                  UOL Publishing, Inc.
                  8251 Greensboro Drive, Suite 500
                  McLean, Virginia 22102
                  Attention:  Chief Executive Officer

                  With a copy to:

                  Donald R. Reynolds, Esq.
                  Wyrick Robbins Yates & Ponton LLP
                  4101 Lake Boone Trail, Suite 300
                  Raleigh, North Carolina  27607

or at such other address as the Company shall have furnished to the Investors in writing, and (ii) if to an Investor, at such Investor's address as is set forth on the books and records of the Company.

            (f) Severability. Any invalidity, illegality or limitation of the enforceability with respect to any Investor of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such Investor's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            (g) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or any Investor upon any breach, default or noncompliance of any Investor, or the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Investors of any breach, default or noncompliance under this Agreement or any waiver on the Company's or the Investors' part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law, or otherwise afforded to the Company and the Investors, shall be cumulative and not alternative.

            (h) Amendments and Waivers. No term of this Agreement may be amended, nor may the observance of any terms of this Agreement be waived (either generally or in a particular instance and either retroactively or prospectively), without the written consent of the Company and the holders of not less than 50% of the Shares that are still Registrable Securities.

            (i) Authorization. Each of the parties to this Agreement represents that this Agreement has been duly authorized, executed and delivered by such party and constitutes the

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legal, valid and binding obligation of such party enforceable against it in accordance with its terms.

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      IN WITNESS WHEREOF, the parties have executed this Amended and Restated
Registration Rights Agreement effective as of the date set forth above.

COMPANY                       UOL PUBLISHING, INC.


                              By:                                 (SEAL)
                                     -----------------------------
                              Title:
                                     -----------------------------


INVESTORS                     ------------------------------------


                              By:                                 (SEAL)
                                     -----------------------------
                              Title:
                                     -----------------------------



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